POWER OF ATTORNEY
For Executing Forms 3, 4, and 5
The undersigned hereby appoints Dave L. Neville, signing
singly, as true and lawful attorney-in-fact to:
(1) execute for and on behalf of the undersigned, Forms 3,
4, and 5 and any amendments to previously filed forms in
accordance with Section 16(a) of the Securities Exchange
Act of 1934 and the rules thereunder;
(2) do and perform any and all acts for and on behalf of
the undersigned which may be necessary or desirable to
complete the execution of any such Forms 3, 4, or 5 and the
timely filing of such form with the United States
Securities and Exchange Commission and any other authority;
and
(3) take any other action of any type whatsoever in
connection with the foregoing which, in the opinion of such
attorney-in-fact, may be of benefit to, in the best
interest of, or legally required by, the undersigned, it
being understood that the documents executed by such
attorney-in-fact on behalf of the undersigned pursuant to
this Power of Attorney shall be in such form and shall
contain such terms and conditions as such attorney-in-fact
may approve in his discretion; and
(4) execute for and on behalf of the undersigned, Form ID.
The undersigned hereby grants to each such attorney-in-
fact full power and authority to do and perform all and
every act and thing whatsoever requisite, necessary and
proper to be done in the exercise of any of the rights and
powers herein granted, as fully to all intents and purposes
as such attorney-in-fact might or could do if personally
present, with full power of substitution or revocation,
hereby ratifying and confirming all that such attorney-in-
fact, or his substitute or substitutes, shall lawfully do
or cause to be done by virtue of this power of attorney and
the rights and powers herein granted.  The undersigned
acknowledges that the foregoing attorneys-in-fact, in
serving in such capacity at the request of the undersigned,
are not assuming any of the undersigned's responsibilities
to comply with Section 16 of the Securities Exchange Act of
1934.  This Power of Attorney shall be in effect for two
years from the date set forth below.
IN WITNESS WHEREOF, the undersigned has caused this Power
of Attorney to be executed as of this 7th day of December,
2011

/s/
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Signature

Michael Engmann, General Partner,
Kendu Partners
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